Exhibit 99.2

EARNINGS PRESENTATION FOURTH QUARTER 2020 NASDAQ:PFHD FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 1

FORWARD LOOKING STATEMENTS 8 This slide presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements, including, without limitation, statements preceded by, followed by or including words such as“anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should” and similar expressions. Forward looking statements represent the Company’s current expectations, plans or forecasts and involve signiﬁcant risks and uncertainties. Several important factors could cause actual results to diﬀer materially from those in the forward-looking statements. Those factors include, without limitation, current and future economic and market conditions, including those that could impact credit quality and the ability to generate loans and gather deposits; the duration, extent and impact of the COVID-19 pandemic, including the governments’ responses to the pandemic, on our and our customers’ operations, personnel, and business activity (including developments and volatility), as well as COVID-19’s impact on the credit quality of our loan portfolio and ﬁnancial markets and general economic conditions; the eﬀects of our lack of a diversiﬁed loan portfolio and concentration in the South Florida market; the impairment estimate related to Coex and the Company's pursuit of actions to mitigate the ultimate losses on the Coex credit and the ability to recover as much of the outstanding indebtedness as possible; the impact of current and future interest rates and expectations concerning the actual timing and amount of interest rate movements; competition; our ability to execute business plans; geopolitical developments; legislative and regulatory developments; inﬂation or deﬂation; market ﬂuctuations; natural disasters (including pandemics such as COVID-19); potential business uncertainties related to the integration of Marquis Bancorp (MBI), including into our operations critical accounting estimates; and other factors described in our Form 10-K for the year ended December 31, 2019, Form 10-Q for the ﬁscal quarter ended March 31, 2020, Form 10-Q for the ﬁscal quarter ended June 30, 2020, Form 10-Q for the ﬁscal quarter ended September 30, 2020, and other ﬁlings with the Securities and Exchange Commission. The Company disclaims any obligation to update any of the forward-looking statements included herein to reﬂect future events or developments or changes in expectations, except as may be required by law. FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 2

A GROWING FRANCHISE IN SOUTH FLORIDA

- Professional Bank founded in **2008** in Coral Gables, FL
- Expanded from a single branch in South Miami to **nine locations** throughout South Florida, one in New England and one in Cleveland
- Successfully **recruited** seasoned bankers and banking teams from local, regional and national financial institutions
- Senior management has significant and long term expertise in the **Florida real estate market**
- Lending and credit **philosophy** centers on maintaining a low basis in collateral and avoiding concentrations
- **Technology** team of experienced leaders supporting the bank's investment in infrastructure, enhancing service offerings and improving operational efficiency
- Completed **Initial Public Offering** and listed on the (NASDAQ:PFHD) on Feb 7, 2020
- On March 26, 2020, we closed our **acquisition** of Marquis Bancorp, Inc., which made us the 10th largest independent community bank in Florida

** Does not include Investment Banks, Savings and Loan Associations or non-US parent banks*

10th

largest independent community bank in Florida*

We opened our new Loan Production Office in New England to service our new **Search Fund Lending** business



NEW ENGLAND LPO
CLEVELAND DIGITAL INNOVATION CENTER
PALM BEACH GARDENS
WELLINGTON
Palm Beach County
BOCA RATON
Broward County
FORT LAUDERDALE
AVENTURA
DORAL
CORAL GABLES (HEADQUARTERS)
SOUTH MIAMI
DADELAND
Miami-Dade County

Professional Holding Corp

FOURTH QUARTER 2020 EARNINGS PRESENTATION | PAGE 3

NET INTEREST INCOME AND MARGIN $18,241 Net Interest ($ in millions) Income $17,460 0 Net interest income totaled $18.2 million for the fourth quarter of 2020, up $0.7 million, or 4.0%, from the prior quarter and up $10.8 million, or 145.2%, from the fourth quarter of 2019. $16,291 Net Interest Income NIM $8,061 NIM (ex. PPP, and inc. PA) 0 $7,438 Net interest margin increased 20 basis points quarter-over-quarter to 3.73% for the fourth quarter of 2020. NIM increased primarily due to an increase in our loan portfolio yield from 4.68% in the third quarter to 4.94% in the fourth. NIM(ex. PPP and PA) 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 NIM = Net Interest Margin PPP = Paycheck Protection Program PA = Purchase Accounting FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 4 3.05% 2.99% 3.72% 3.60% 3.19% 3.68% 3.53% 3.01% 3.73% 3.70% 3.06%

CONSISTENT LOAN GROWTH $1,667 Total Loans Outstanding ($ in millions) $1,611 $1,577 PPP Loans Fourth quarter loans totaled $1.7 billion. While experiencing PPP loan payoﬀ s of $35.5 million, net loan growth increased by $55.6 million, or 3.5%, for the quarter. Year-over-year, net loans increased by $859.5 million, or 109.5%. $1,351 l Marquis Acquisition $793 $723 $608 $520 $470 New loan originations of $182.1 million during the quarter, compared to $97.4 million in the prior quarter. We experienced growth across all loan types due to new organic origination. 'r Dec17 Jun18 Dec18 Jun19 Dec19 Mar20 Jun20 Sep20 Dec20 55.4% 55.2% 54.4% 54.1% 53.8% 52.9% 52.6% 52.4% 52.4% Weighted Average LTV FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 5 $224 $1,353 $226 $1,385 $190 $1,477

STRONG DEPOSIT FRANCHISE Deposits Outstanding ($ in millions) $1,372 $1,660 $1,567 Ill Total deposits were $1.66 billion, an increase of $93 million, or 6%, compared to Q3 2020 and an increase of $767 million, or 86%, $1,516 Demand Non-Interest Bearing Deposits 29% Overall cost for deposits increased 3 basis points from 0.30% in the third quarter to 0.33% in the fourth 2020. quarter of Time Deposits 14% compared to Q4 2019. $893 � Transaction accounts 158% from Q4 2019 to � Core deposits represent 90.5% of total deposits. increased Q4 2020, Interest Bearing Deposits (excluding Time Deposits) 57% reﬂ ecting continued growth in core customer balances, and represents 29% of overall deposit funding. 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 6 $184 $109 $600 $351 $286 $735 $495 $258 $763 $490 $237 $840 $476 $237 $947

DEPOSIT BALANCES AND COST Deposit Composition Over Time - Our bank’s funding strategy focuses on building strong core relationships with our clients and providing them with a robust technological platform to support Non-Interest Bearing Brokered Deposits a well-diversiﬁed deposit portfolio. Time Deposits Cost of Deposits Money Market 1.30% 1.10% Savings 0.44% 0.33% 0.30% Interest Bearing Demand 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 As of the period end date for each quarter indicated FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 7 10% 11% 12% 14% 14% 33% 17% 37% 1% 29% 14% 40% 1% 31% 15% 38% 1% 26% 21% 40% 1% 19% 12% 53% 1%

ROBUST ASSET ($ in thousands) QUALITY Criticized Assets $542 $547 Non-Classified Nonperforming Loans Classified Total NPL 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 $4,479 $2,646 Total NPL Ratio* $2,646 0.33% 0.33% Net Charge-Offs 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 * NPL percent of Gross Loans (ex. PPP Loans) $1709 $99 $0 $0 $28 NCO 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 8 0.01% 0.01% $6,172 0.39% $9,917 0.62% $10,434 0.63% $2,978 $3,964 $3,474 $4,707 $12,273 $12,791 $10,906 $15,590

ALLOWANCE FOR LOAN LOSSES ($ in thousands) ALLL / Total Loans ALLL / Professional Bank Loans $16,259 $16,259 $15,035 $15,035 ALLL ALLL $9,045 $9,045 $7,393 $7,393 ALLL Ratio* $6,548 $6,548 ALLL Ratio* 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 * Does not include PPP Loans * Does not include PPP Loans or Marquis Loans Marquis Loans are included in this chart but do not require a reserve as they were marked down as part of the purchase accounting related to the acquisition. FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 9 0.83% 0.83% 0.91% 0.55% 1.06% 0.67% 1.65% 1.09% 1.62% 1.10%

EARNINGS AND ADJUSTED ($ in thousands) EARNINGS $8,701 Adjustments to Non-interest Expense Continued improvement pre-tax pre-provision measures. in tax Pre-vision Earnings Actual Earnings Reported Tangible book value per share for the fourth l quarter is $14.00. $0 ($1,317) Please refer to the non-GAAP Reconciliation Table on page 21 FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 10 1Q 2020 2Q 2020 3Q 2020 4Q 2020 (0.20%) 1.19% 1.30% 1.69% Annualized pre-tax pre-provision ROAA (non-GAAP) 0.38% 1.30% 1.51% 1.69% Adjusted annualized pre-tax pre-provision ROAA (non-GAAP) ($0.14) $0.23 $0.07 $0.41 Earnings per share (GAAP) $7,788 $27 Pre-pro $6,271 $1,078 $6,710 $1,094 $560 $8,674 $5,541 $5,711 $3,131 $1,663 $950 ($569)

LOAN PORTFOLIO HIGHLIGHTS Loan Composition Consumer & Other Loans (1%) 100% Geographic ($ in millions) Mix Construction & Development (6%) Commercial (12%) Broward County 90% 5.8 80% Residential Real Estate (23%) Palm Beach County $242.0 15% 70% Miami-Dade County $979.8 59% 60% All other FL counties $53.8 3% 50% CRE - Non-owner Occupied (30%) 40% Rest of U.S. 30% $155.1 9% CRE - Owner Occupied (17%) 20% Excludes PPP Loans and overdrafts 10% PPP Loans (11%) 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 11 $23 14%

INTEREST RATE SENSITIVITY Impact on NII from Interest Rate Change ($ in millions) $65 $63 $62 $61 $60 $60 $59 $59 $58 The Company remains asset sensitive driven by ﬂoating rate loans and loans l maturing in less than a year. -400 bps -300 bps -200 bps -100 bps BASE +100 bps +200 bps +300 bps +400 bps Change from base 7.3% 5.5% 3.5% 1.5% 0.0% -0.2% -1.2% -2.4% -3.1% As of December 31, 2020 FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 12

ASSET LIABILITY MANAGEMENT TRENDS Yield/Cost Analysis 4.77% 4.55% -11.3% 4.34% 4.21% 4.02% Yield on Interest-Earning Assets 1.80% 1.30% 0.92% 0.84% 0.76% Cost of Funds 2016 2017 2018 2019 2020 G � • • • 10.3% 76.9% 12.8% of of of loans loans loans are are are ﬂoating rate ($172 million) ﬁxed rate ($1.3 billion) which will adjust and 75% of time deposits mature within a year. Total time deposits are $236.6 million (14% of total deposits). reprice within a year ﬂoating to the Bank via interest rate SWAP ($213 million), not included in the ﬁgures above FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 13 +400 bps 7.3% 23.6% +300 bps 5.5% 17.9% -8.1% +200 bps 3.5% 12.0% -5.1% +100 bps 1.5% 5.8% -2.5% Flat - - - - - - -100 bps -0.2% -1.8% 2.5% -200 bps -1.2% -2.6% 2.6% -300 bps -2.4% -3.6% 1.5% -400 bps -3.1% -4.3% 0.8 Change in Interest Rates (Basis Points) % Change in Net Interest Income (12 months) % Change in Net Interest Income (24 months) % Change in Economic Value of Equity

INVESTMENT PORTFOLIO $107,843 4.0 Portfolio Mix ($ in thousands) $100,283 $99,651 Duration $95,060 Corporate Agency Foreign Bonds 3.50 3.0 3.02 2.93 87 79 CDD Municipals 2.0 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 MBS/CMO 3.0% Book Yield 2.5% Equity Securities $29,626 2.29% 2.0% 2.02% 1.96% 1.95% SBA 79% 1.5% 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 14 Percent Years $17,183 $2,003 $4,070 $5,399 $31,823 $33,098 $34,215 1. $29,267 $6,005 $30,556 $33,784 $37,186 $39,304 $9,359 $21,299 $23,097 $23,097 $2,510 $3,324 $2,508 $5,344 $2,940 $11,405 2. 2. $3,004 $8,367

COVID-19 OPERATIONAL RESPONSE AND BANK PREPAREDNESS

COVID-19 BRANCH AND DIGITAL PLAY CRITICAL ROLES !I! Branch Focus and LPO locations remain open with Digital Focus Delivering updates to digital banking every 2-3 weeks. These include helpful enhancements like 30-minute Debit Card limit increases, activating and deactivating your debit card, push notiﬁcations and alerts, P2P payments, and many others Branch normal hours of operation and modiﬁed capacity rules (clients must wait outside the door, can only be allowed in one-at-a-time, and must wear a mask) Contracted third party vendor for an industrial cleaning of all locations sanitation Activated ‘crisis communications mode’ on our primary website to pass along updates quickly and provide helpful COVID-19 content (over 25 pages) Continue to monitor federal, state and local guidelines of mandated safety protocols by requesting all staﬀ wear protective face masks and gloves to prevent virus spread Developed a custom online portal to facilitate the SBA PPP Loan Forgiveness process and communicate helpful information on the program and required documentation If any COVID-19 exposure takes place, temporarily shut down and redirect branch traﬃc to nearby locations Shifted important communications online with a series of emails that explain the details and process of managing a client’s PPP Loan Non-customers of the Bank and non-essential vendors and suppliers only allowed on an appointment basis FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 16

COVID-19 PAYCHECK PROTECTION AS OF JANUARY 27, 2021 PROGRAM 1,506 � 24,000la $226,168,998 in small business loans given through all Over individual jobs supported rounds of the Paycheck Protection Program small business loans completed 51% 91% of our PPP loans are under of our PPP � clients were NEW to Professional Bank $350,000 677 Loans from Rounds 1 & submitted for forgiveness (a total of $127.3 (766 new clients). In Round 2, NEW clients accounted for over 72%. 2 Median $42,400 Smallest Loan $900 Mean (Average) $149,738 Largest Loan $10,000,000 Average Fee 3.4% 374 Loan Million, or 56% of total PPP loan volume) II Applications for Round 3 funding (totaling $64.5 Million), submitted to Professional Bank in the first week of the program 808 Loans below $50k 368 Loans between $50k and $150k 330 Loans above $150k FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 17 54% 24% 22%

COVID-19

ASSET QUALITY

AS OF JANUARY 15, 2021

Industries most impacted by COVID-19

- **0.0%** Energy
- **0.0%** Entertainment
- **3.6%** Hotels
- **11.5%** Retail CRE*

15.1% of our total loan portfolio comes from these industries

* Includes **$25.5 million** in **Grocery-anchored Retail**, which accounts for **15.1%** of all Retail CRE and **$25.1 million** in **Investment-Grade** Tenancy, which account for **15.0%** of all Retail CRE.

There are loans in the Retail CRE category that may be classified as both Grocery-anchored Retail and Investment-Grade (a Moody's rating of Baa or better, or an S&P rating of BBB- or better).

Investment-Grade Tenancy must meet one of the following criteria:

- *The Borrower has an investment grade credit rating.*
- *The property to which the loan is secured is anchored by an Investment Grade Tenant.*
- *The property to which the loan is secured receives at least 50% of its contractual rental income from Investment Grade Tenants.*

LOAN MODIFICATION RELIEF

AS OF JANUARY 15, 2021

0.5% of all loans have been approved and remain under loan modification

Payment Deferrals

- **1 Residential Real Estate Loan deferred** $0.4 million
- **0 Non-owner Occupied CRE Loans deferred** $0.0 million
- **1 Owner Occupied CRE Loan deferred** $2.8 million
- **5 C&I and Consumer Loans deferred** $3.6 million

- **0.4%** Payment Deferrals (-3.3% from 10/8/2020)
- **0.1%** Interest-only Payments (-2.5% from 10/8/2020)
- **0.0%** Other Modifications (-0.4% from 10/8/2020)

As of 1/15/2021 Gross Loans excluding purchase accounting adjustments and PPP loans

Professional Holding Corp

FOURTH QUARTER 2020 EARNINGS PRESENTATION | PAGE 18

Total loans Total value of loans (in thousands) Weighted Average Loan-To-Value Weighted Average Appraisal Date Weighted Debt Service Coverage Ratio (or Debt-To-Income for residential) Nov 2017 53.8o/o $425 45.9o/o 1 53.8% 1 $425 45.9% Nov 2017 Single-Family 67.2o/o Nov 2016 1.67x 2 $3,203 $3,203 67.2% Nov 2016 1.67x Services 2 1.35x 4 $3,149 2 $1,486 1.68x Services Other 2 $1,663

COVID-19

PAYMENT DEFERRAL ACTIVITY

AS OF JANUARY 15, 2021

Category		Total Loans	Amount (Total value of loans, in thousands)	WLTV (Weighted loan-to-value)	WAAD (Weighted average appraisal date)	WDSCR/DTI (Weighted debt service coverage ratio or DTI for residential)	
Residential Real Estate	10/8/2020	23 LOANS	$17,099	47%	June 2017	47.4%	AS OF 10/8/2020
	NET INCREASE	+ 1 LOANS	+ $425	- 1%		+ 6.4%	
	REINSTATED LOANS	- 23 LOANS	- $17,099				
	1/15/2021	1	= $425	= 46%	Nov 2017	= 53.8%	AS OF 1/15/2021
Owner Occupied CRE	10/8/2020	8 LOANS	$14,236	53%	May 2016	1.90x	AS OF 10/8/2020
	NET INCREASE	+ 0 LOANS	+ $0	+ 14%		- 0.23x	
	REINSTATED LOANS	- 6 LOANS	- $11,033				
	1/15/2021	2	= $3,203	= 67%	Nov 2016	= 1.67x	AS OF 1/15/2021
Non-Owner Occupied CRE	10/8/2020	11 LOANS	$18,256	45%	Dec 2017	1.85x	AS OF 10/8/2020
	NET INCREASE	+ 0 LOANS	+ $0	- 45%			
	REINSTATED LOANS	- 11 LOANS	- $18,256				
	1/15/2021	0 LOANS	= $0	= 0%	-	-	AS OF 1/15/2021
C&I and Consumer	10/8/2020	4 LOANS	$2,776			4.89x	AS OF 10/8/2020
	NET INCREASE	+ 3 LOANS	+ $1,792			- 3.54x	
	REINSTATED LOANS	-3 LOANS	- $1,418				
	1/15/2021	4 LOANS	= $3,149			= 1.35x	AS OF 1/15/2021

Bar chart is not to scale, but used for illustration. Reinstatement of loans also includes other amortization and/or principal reductions on these loans.

Professional Holding Corp

FOURTH QUARTER 2020 EARNINGS PRESENTATION | PAGE 20

APPENDIX: NON-GAAP RECONCILIATION ($ in thousands, except per share data) FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE 21 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Net interest income (GAAP) $8,061 $16,291 $17,460 $18,241 Total non-interest income (GAAP) $856 $968 $963 $1,519 Total non-interest expense (GAAP) $9,486 $11,548 $11,713 $11,086 Pre-tax pre-provision earnings (non-GAAP)($569) $5,711 $6,710 $8,674 Total adjustments to non-interest expense($1,663) ($560) ($1,078) ($27) Adjusted pre-tax pre-provision earnings (non-GAAP)$1,094 $6,271 $7,788 $8,701 Adjusted return on average assets (non-GAAP) Annualized pre-tax pre-provision ROAA (non-GAAP) (0.20%) 1.19% 1.30% 1.69% Adjusted annualized pre-tax pre-provision ROAA (non-GAAP) 0.38% 1.30% 1.51% 1.69%